SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549


                            FORM 8-K

                 Pursuant to Section 13 or 15 (d) of
                the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): July 8, 1997

                   Commission file number 0-12172


                         Lincoln Logs Ltd.
   (Exact name of small business issuer as specified in its charter)


              New York                        14-1589242
      (State or other jurisdiction of        (I.R.S. Employer
      incorporation or organization)         Identification No.)


            Riverside Drive, Chestertown, New York 12817
              (Address of principal executive offices)

                            (518) 494-5500
                    (Issuer's telephone number)

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Item 5.   Other Events.

On July 8, 1997, Mr. Richard C. Farr resigned from his positions as a Member of The Office of Chief Executive, Chairman of the Board of Directors and President and Treasurer.


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   LINCOLN LOGS LTD.


                                    /s/Leslie M. Apple
                                   -------------------
                                   Leslie M. Apple
                                   The Office of Chief Executive



                                   Date: July 11, 1997